                                                                   EXHIBIT 10.28

                                                                  Execution Copy
                                                                  --------------



       _________________________________________________________________

                               PURCHASE AGREEMENT
       _________________________________________________________________



                                  $16,800,000

                     10 7/8% First Mortgage Notes due 2001

                                       of

                         COAST HOTELS AND CASINOS, INC.

                                 Guaranteed by

                              COAST RESORTS, INC.



        ________________________________________________________________

                               November 21, 1997
        ________________________________________________________________

                               Table of Contents

                                                                                      PAGE
SECTION 1.  DEFINITIONS..............................................................  1

SECTION 2.  PURCHASE AND SALE OF SECURITIES..........................................  6
     2.1.   Issuance of Securities...................................................  6
            2.1.1.  Issuance of Notes and Guaranties.................................  6
     2.2.   Sale and Purchase of the Securities; the Closing.........................  6
            2.2.1.  Sale and Purchase of Notes.......................................  6
            2.2.2.  Closing..........................................................  7
     2.3.   Purchaser Representations................................................  7
            2.3.1.  Authorization and Authority......................................  8
            2.3.2.  Investment Intent; Transfer of Securities........................  8
            2.3.3.  ERISA............................................................  9
            2.3.4.  Qualified Institutional Buyer.................................... 10
            2.3.5.  Securities Not Registered........................................ 10
     2.4.   Expenses................................................................. 10
     2.5.   Indemnification.......................................................... 11
            2.5.1.  Scope of Indemnification......................................... 11
            2.5.2.  Indemnification Procedures....................................... 12
     2.6.   Contribution............................................................. 13
            2.6.1.  Indemnification Provisions Unenforceable......................... 13
            2.6.2.  No Pro Rata Allocation........................................... 14
            2.6.3.  Survival of Obligations.......................................... 14
     2.7.   Further Actions.......................................................... 14

SECTION 3.  CLOSING CONDITIONS....................................................... 14
     3.1.   Conditions to Your Obligations........................................... 14
            3.1.1.  Opinions of Counsel.............................................. 15
            3.1.2.  Officers' and Secretary's Certificates........................... 15
            3.1.3.  Issue of Securities.............................................. 15
            3.1.4.  Representations and Warranties True; No Event of Default......... 16
            3.1.5.  Compliance with Agreements....................................... 16
            3.1.6.  Your Purchase Permitted by Applicable Laws; Legal Investment..... 16
            3.1.7.  The Indenture.................................................... 16
            3.1.8.  Consents and Permits............................................. 17
            3.1.9.  Proceedings Satisfactory......................................... 17
            3.1.10. No Material Adverse Change....................................... 17
            3.1.11. No Material Judgment or Order.................................... 17
            3.1.12. Execution and Delivery of Documents.............................. 17

            3.1.13. Security Documents, etc.......................................... 18
     3.2.   Conditions to the Obligations of the Company and the Guarantor........... 19
            3.2.1.  Sale of Securities............................................... 19
            3.2.2.  Purchasers' Representations and Warranties....................... 19
            3.2.3.  No Material Judgment or Order.................................... 19
            3.2.4.  The Sale by the Company Permitted by Applicable Laws............. 19
            3.2.5.  Consents and Permits............................................. 19

SECTION 4.  PURCHASERS' RIGHTS....................................................... 20
     4.1.   Delivery Expenses........................................................ 20
     4.2.   Issue Taxes.............................................................. 20
     4.3.   Direct Payment........................................................... 20
     4.4.   Inspection............................................................... 21
     4.5.   Financial Statements..................................................... 21
            4.5.1.  Delivery......................................................... 21
            4.5.2.  Additional Information........................................... 22
     4.6.   Usury Laws............................................................... 22
     4.7.   Gaming Control Board..................................................... 22

SECTION 5.  REPRESENTATIONS AND WARRANTIES........................................... 22
     5.1.   Organization, Standing and Qualification................................. 22
            5.1.1.  Organization; Standing........................................... 22
            5.1.2.  Authority........................................................ 23
            5.1.3.  Subsidiaries..................................................... 23
            5.1.4.  Stock............................................................ 23
     5.2.   Capitalization........................................................... 23
     5.3.   Authorization of Agreement and Other Documents........................... 24
     5.4.   No Violation............................................................. 24
            5.4.1.  Existing Violations.............................................. 24
            5.4.2.  Execution of Agreement........................................... 24
     5.5.   Use of Proceeds.......................................................... 25
     5.6.   No Default............................................................... 25
     5.7.   Financial Statements..................................................... 25
            5.7.1.  Fair Presentation................................................ 25
            5.7.2.  Projections...................................................... 26
            5.7.3.  No Material Adverse Change....................................... 26
            5.7.4.  Liabilities...................................................... 26
     5.8.   Accounting Controls, etc................................................. 26
     5.9.   Full Disclosure.......................................................... 27
            5.9.1.  No Untrue Statement.............................................. 27
            5.9.2.  Projections...................................................... 27
     5.10.  Litigation............................................................... 27
            5.10.1.  No Material Proceedings......................................... 27

            5.10.2.  No Material Judgments........................................... 28
     5.11.  Taxes.................................................................... 28
     5.12.  Labor.................................................................... 28
     5.13.  ERISA.................................................................... 29
     5.14.  Compliance with Laws..................................................... 29
     5.15.  Governmental Consents.................................................... 29
     5.16.  Permits, etc............................................................. 30
     5.17.  No Violation of Regulations of Board of Governors of Federal
             Reserve System........................................................... 30
     5.18.  Environmental Matters.................................................... 30
     5.19.  Private Offering......................................................... 31
            5.19.1. Sale Exempt...................................................... 31
            5.19.2. No General Solicitation.......................................... 31
     5.20.  Governmental Regulations................................................. 32
     5.21.  Patents, Trademarks, etc................................................. 32
     5.22.  Title to and Condition of Properties..................................... 32
     5.23.  Real Estate.............................................................. 33
     5.24.  Survival of Indemnification and Contribution and Representations
             and Warranties.......................................................... 33

SECTION 6.  MISCELLANEOUS............................................................ 33
     6.1.   Notices.................................................................. 33
     6.2.   Successors and Assigns................................................... 34
     6.3.   Amendment and Waiver..................................................... 34
     6.4.   Counterparts............................................................. 34
     6.5.   Headings................................................................. 34
     6.6.   Governing Law............................................................ 35
     6.7.   Entire Agreement......................................................... 35
     6.8.   Severability............................................................. 35

Exhibit A Form of Indenture.......................................................... 38

Exhibit B Form of Opinion of Gibson, Dunn & Crutcher LLP............................. 39

Exhibit C Form of Opinion of Barry Lieberman......................................... 40

Exhibit D Form of Opinion of McDonald Carano WilsonMcCune Bergin Frankovich & Hicks.. 41

                         Coast Hotels and Casinos, Inc.
                           4500 West Tropicana Avenue
                             Las Vegas, NV   89103


                              Coast Resorts, Inc.
                           4500 West Tropicana Avenue
                             Las Vegas, NV   89103


                            As of November 21, 1997


To Each of the Purchasers
Who Are Signatories Hereto

Ladies and Gentlemen:

     Each of Coast Hotels and Casinos, Inc., a Nevada corporation (the "Company"), and Coast Resorts, Inc., a Nevada corporation (the "Guarantor"), hereby agrees with each of you as follows:

SECTION 1.  DEFINITIONS
            -----------

     As used in this Agreement, the following terms shall have the following meanings:

     "accumulated funding deficiency" shall have the meaning specified in
Section 5.13 hereof.

     "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent" means any Person authorized to act and who acts on behalf of the Purchasers with respect to the transactions contemplated by this Agreement and the other Documents. "Agent" shall also include the Placement Agent and its agents.

     "Agreement" means this Purchase Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

     "Applicable Law" means any Federal, state, local or foreign statute, law, ordinance, governmental rule or regulation or any judgment, decree, rule or order of any court or governmental agency or authority applicable to the Company, the Guarantor or any of their respective Subsidiaries or any of their respective properties, assets or operations.

     "Business Day" means a day that is not a Saturday, a Sunday or a day on which banking institutions in the State of New York or the State of Nevada are not required to be open.

     "Capital Stock" means any capital stock of any Person and shares, interests, participations or other ownership interests (however designated), of any Person and any rights (other than debt securities convertible into capital stock), warrants or options to purchase any thereof.

     "Charter Documents" means the Articles or Certificate of Incorporation and By-Laws or similar organizational documents, as amended to the Closing Date, of the applicable Person.

     "Closing" shall have the meaning specified in Section 2.2.2 hereof.

     "Closing Date" shall have the meaning specified in Section 2.2.2 hereof.

     "Coast West" means Coast West, Inc., a Nevada corporation.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Collateral" shall have the meaning specified in Section 2.1.1 hereof.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" shall mean the Common Stock, $1.00 par value per share, of the Company.

     "Company" shall mean Coast Hotels and Casinos, Inc., a Nevada corporation, and any successor thereto.

     "Default" means any event, act or condition that is, or after notice or passage of time or both would, constitute an Event of Default.

     "disqualified person" shall have the meaning specified in Section 2.3.3 hereof.

     "Documents" means this Agreement, the Notes, the Guaranties, the Security Documents and the Indenture, collectively, or each of such documents singularly, and any documents or instruments contemplated by or executed in connection with any of them or any of the transactions contemplated hereby or thereby.

     "employee benefit plan" shall have the meaning specified in Section 2.3.3 hereof.

     "Environmental Laws" shall have the meaning specified in Section 5.18 hereof.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" shall mean "affiliates" as defined in Section 407(d)(7) of ERISA.

     "Event of Default" shall mean any event defined as an Event of Default in the Indenture.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

     "Exchange Act Reports" means, collectively, (i) the Annual Report on Form 10-K of the Company and the Guarantor for the fiscal year ended December 31, 1996 and (ii) the Quarterly Reports on Form 10-Q of the Company and the Guarantor for each of (a) the fiscal quarter ended June 30, 1997, (b) the fiscal quarter ended March 31, 1997, and (c) the fiscal quarter ended September 30, 1997.

     "Guarantor" shall mean Coast Resorts, Inc., a Nevada corporation and each of its respective successors and assigns.

     "Guaranty" or "Guaranties" shall have the meaning specified in Section
2.1.1 hereof.

     "Indemnified Parties" shall have the meaning specified in Section 2.5.1 hereof.

     "Indenture" means the Indenture, dated as of the date hereof, by and among the Company, the Guarantor and the Trustee (initially as substantially in the form attached hereto as Exhibit A), as the same may be amended from time to time, in accordance with the terms thereof.

     "Intellectual Property" shall have the meaning specified in Section 5.21 hereof.

     "Lien" shall have the meaning specified in the Indenture.

     "Losses" shall have the meaning specified in Section 2.5.1 hereof.

     "Material Adverse Effect" shall mean a material adverse effect on the properties, business, operations, earnings, assets, liabilities or financial condition of the Company, the Guarantor and their Subsidiaries taken as a whole, or on the ability of the Company, the Guarantor and their Subsidiaries taken as a whole to perform their respective obligations under this Agreement, the Securities or any of the other Documents.

     "Material Permits" shall have the meaning specified in Section 5.16 hereof.

     "Notes" shall have the meaning specified in Section 2.1.1 hereof.

     "Intercreditor Agreement" means the Pari Passu Intercreditor Agreement, dated as of the date hereof by and among Firstar Bank of Minnesota, N.A., as trustee for the benefit of the holders of the 13% First Mortgage Notes due 2002, issued by the Company in the aggregate principal amount of $175,000, the Company, the Guarantor and the Trustee.

     "Party in interest" shall have the meaning specified in Section 2.3.3 hereof.

     "Pension Plan" shall have the meaning specified in Section 5.13 hereof.

     "Permit" shall have the meaning specified in Section 5.16 hereof.

     "Permitted Liens" shall have the meaning specified in the Indenture.

     "Permitted Investments" shall have the meaning specified in the Indenture.

     "Person" shall mean any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.

     "Placement Agent" shall mean BTM Financial Services, Inc.

     "Placement Memorandum" shall mean the Confidential Offering Memorandum prepared by the Company dated September 1997 relating to the Securities and all attachments and appendices thereto, and any and all amendments and supplements thereto.

     "Privately Outstanding Securities" shall mean the Notes upon the original issuance thereof and at all times subsequent thereto until, in the case of any Note, (i) the sale or other public distribution of such Note shall have been registered pursuant to the Securities Act and such Note shall have been disposed of by the Purchaser thereof in accordance with such registration, or (ii) such Note shall have been resold by the Purchaser thereof pursuant to Rule 144, Rule 144A or other resale exemption from the registration requirements of the Securities Act.

     "Proceeding" shall mean an action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or to the knowledge of the Company or the Guarantor, as the case may be, threatened.

     "Prohibited transaction" shall have the meaning defined in section 406 of ERISA or Section 4975 of the Code.

     "Projections" shall have the meaning specified in Section 5.7.2 hereof.

     "Purchasers" shall mean those Persons who have executed a counterpart of this Agreement on any one of the signature pages hereto who are to be purchasers of the Securities.

     "qualified trust" shall have the meaning specified in Section 2.3.3 hereof.

     "Rule 144" means Rule 144 as promulgated by the Commission pursuant to the Securities Act, and any successor rule or regulation thereto.

     "Rule 144A" means Rule 144A as promulgated by the Commission pursuant to the Securities Act, and any successor rule or regulation thereto.

     "Securities" means, collectively, the Notes and the Guaranties.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

     "Security Documents" shall have the meaning specified in Section 2.2.1 hereof.

     "Security Interests" shall have the meaning specified in Section 2.1.1 hereof.

     "Subsidiary" means with respect to any Person, (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority equity ownership and power to direct the policies, management and affairs thereof.

     "Trustee" shall have the meaning specified in Section 3.1.7 hereof.

SECTION 2.  PURCHASE AND SALE OF SECURITIES

     2.1. Issuance of Securities
          ----------------------

          2.1.1.  Issuance of Notes and Guaranties
                  --------------------------------

               The Company has taken all necessary corporate action to authorize the issuance and sale of up to $16,800,000 aggregate original principal amount of its 10 7/8% First Mortgage Notes due 2001 to be issued pursuant to the Indenture (collectively, the "Notes"). The Guarantor has taken all necessary action to authorize the unconditional guaranty of the principal of, premium (if any) and interest on the Notes when and as due under the Notes and the Indenture (the "Guaranty" or "Guaranties"). The Notes will be issued in denominations of $1,000 and any integral multiple of $1,000 thereof, will otherwise be substantially in the form of Note included as Exhibit A to the Indenture, and will bear the Guaranty endorsed thereon substantially in the form set out in the Indenture. The obligations under the Notes and Guaranties will be secured by security interests in or pledges of (collectively, the "Security Interests") certain assets (the "Collateral") as set forth in the Security Documents. Under the terms of the Intercreditor Agreement, the Purchasers' rights under the Indenture, the Notes and Guaranties and the Security Documents will rank pari passu with the rights of holders of the 13% First Mortgage Notes due 2002 in the aggregate original principal amount of $175,000,000 issued by the Company and guaranteed by the Guarantor and Coast West under the Indenture dated as of January 30, 1996 among the Company, the Guarantor and American Bank National Association, as trustee.

     2.2. Sale and Purchase of the Securities; the Closing
          ------------------------------------------------

          2.2.1.  Sale and Purchase of Notes
                  --------------------------

               Subject to the terms and conditions set forth herein, the Company hereby agrees to sell to each Purchaser the aggregate original principal amount of Notes set forth opposite the name of such Purchaser on Schedule 2.2.1 hereto (and, in order to induce such Purchaser to purchase such Notes, the Guarantor agrees to issue the Guaranties). All of the Notes shall be sold at a price equal to 100% of the original principal amount thereof.

               In reliance upon the representations and warranties of the Company and the Guarantor contained herein and in the other Documents, and subject to the terms and conditions set forth herein and therein, each of the Purchasers hereby agrees, severally and not jointly or jointly and severally, to purchase the Notes to be purchased by such Purchaser at the purchase price set forth in this Section. Each Purchaser shall, severally and not jointly or jointly and severally, be liable for only the purchase of that portion of such Notes indicated on the execution page hereof that relates to such Purchaser.

               The Notes and the Guaranties will be secured obligations, and each of the

          Company and the Guarantor will enter into security agreements, a deed of trust, a pledge agreement, environmental indemnifications and certain other collateral agreements each in the form attached as an exhibit to the Indenture (collectively, the "Security Documents") dated as of the Closing Date in favor of the Trustee that will provide for the grant of Security Interests in the collateral to the Trustee for the benefit of the Purchasers. The Security Interests will secure the payment and performance when due of all the respective obligations of the Company and the Guarantor under the Indenture, the Notes, the Guaranties and the Security Documents.

          2.2.2.  Closing
                  -------

               The sale and purchase of the Securities shall take place at a closing (the "Closing") at the offices of Ropes & Gray, special counsel to the Purchasers, at One International Place, Boston, Massachusetts 02110-2624, commencing at 9:00 A.M., Boston time, on November 21, 1997, or such other place, Business Day and time as may be agreed upon by the Purchasers, the Company and the Guarantor (such time and date being referred to as the "Closing Date"). At the Closing, the Company will deliver to the Trustee a Global Note (as defined in the Indenture) in the original principal amount of $16,800,000 such Global Note bearing evidence of the Guaranty endorsed thereon pursuant to the terms of the Indenture, against payment of the purchase price therefor by Federal funds bank wire transfer to such bank account as the Company shall designate at least two Business Days prior to the Closing Date.

     2.3. Purchaser Representations
          -------------------------

          Each of the Purchasers, severally and not jointly or jointly and severally, makes the following representations and warranties to the Company and the Guarantor:

          2.3.1.  Authorization and Authority.
                  ---------------------------

               You represent to the Company and the Guarantor that you are authorized to enter into this Agreement, to perform your obligations hereunder and to consummate the transactions contemplated hereby. You further represent that, when executed, this Agreement will be a legal, valid and binding obligation of you, enforceable against you in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

          2.3.2.  Investment Intent; Transfer of Securities.
                  -----------------------------------------

               You further represent to the Company and the Guarantor that you are purchasing the Securities being purchased by you hereunder for your own account, and with no intention of distributing or reselling said Securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to your right at all times to sell or otherwise dispose of all or any part of said Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws, or under an exemption from such registration available under the Securities Act and other applicable state securities laws and subject, nevertheless, to the disposition of your property being at all times within your control.

               If you desire to offer, sell or otherwise transfer, pledge or hypothecate all or any part of the Securities (other than pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 or Rule 144A) you shall deliver to the Company and the Guarantor a written opinion of counsel (who may be in-house or special counsel), reasonably satisfactory in form and substance to the Company, that there is available therefor an exemption from the registration requirements of the Securities Act. Upon original issuance thereof, and until such time as no longer required by law, each certificate evidencing the Securities (and all securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

               THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE ACT PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION FROM THE REQUIREMENTS OF THE ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE
               ACT) IN A

               TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE ACT, OR IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY OR ANY GUARANTOR SO REQUESTS), (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE ACT, (c) TO THE COMPANY, OR
               (d) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND, (2) IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER WILL BE REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

               At such time that any such legend is no longer required by law to be borne by such certificate, the Company shall, at the request of the holder thereof, cause such legend to be removed or replace such certificate with an unlegended security.

          2.3.3.  ERISA.
                  -----

               You further represent that either (i) no part of the funds to be used to purchase the Securities to be purchased by you constitutes assets allocated to any employee benefit plan or any trust, insurance company general or special account, or other investment vehicle that contains the assets of any employee benefit plan, in either case with respect to which the Company or any ERISA Affiliates is a party in interest or disqualified person or (ii) the use of such assets would not constitute a non-exempt prohibited transaction. The terms "employee benefit plan" and "party in interest" shall have the meanings assigned to such terms in Section 3 of ERISA, the term "disqualified person" shall have the meaning assigned to such term in section 4975 of the Code.

          2.3.4.  Qualified Institutional Buyer.
                  -----------------------------

               You further represent that you are a Qualified Institutional Buyer as that term is defined in Rule 144A.

          2.3.5.  Securities Not Registered.
                  -------------------------

               You further represent that you understand that (i) the Securities have not been registered under the Securities Act and are being offered and sold under an exemption from registration thereunder, (ii) you must bear the economic risk of your investment in the Securities for an indefinite period of time because it is not anticipated that there will be any market for the Securities and because the Securities cannot be resold unless subsequently registered under the Securities Act or unless an exemption from such registration is available, and
          (iii) no federal or state agency has passed on or made any recommendations or endorsements of the Securities.

     2.4. Expenses
          --------

          If the Securities are sold, the Company and the Guarantor shall pay all reasonable expenses relating to this Agreement and the other Documents, including, but not limited to:

               a) the cost of automated production, reproducing and filing this Agreement, the other Documents and any other documents contemplated hereby or thereby;

               (b) the reasonable out-of-pocket expenses incurred by the Trustee in connection with the negotiation and execution of the Documents and the transactions contemplated hereby and thereby;

               (c) the reasonable fees and related charges and disbursements of Ropes & Gray, your special counsel, or such other counsel as you may employ on your behalf with the consent of the Company;

               (d) the cost of delivering to your home office or the office of your designee the Securities purchased by you at the Closing upon the issuance thereof;

               (e) all reasonable out-of-pocket expenses relating to any amendment to, or modification of, or any waiver, or consent or preservation of rights under, this Agreement or any of the Documents; and

               (f) all other reasonable expenses, including without limitation reasonable attorneys' fees, title search fees, title insurance premiums, UCC filing fees incurred by the Company and the Guarantor in connection with the transactions contemplated by this Agreement and the other Documents.

     2.5. Indemnification
          ---------------

          2.5.1.  Scope of Indemnification.
                  ------------------------

               In addition to all other sums due hereunder or provided for in this Agreement or any of the other Documents and any and all obligations of the Company and the Guarantor to indemnify each of you hereunder or under any of the other Documents, the Company and the Guarantor, jointly and severally, shall, without limitation as to time, indemnify and hold harmless you, your Affiliates, and the employees, officers, directors, and Agents of each of you and your Affiliates, including attorneys and consultants (individually, an "Indemnified Party" and collectively, the "Indemnified Parties"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses, including expenses of investigation (collectively, "Losses"), incurred by any Indemnified Party, as a consequence of any claim by or obligation to a third party which arises out of or in connection with this Agreement or the other Documents or the transactions contemplated hereby or thereby (or any other document or instrument executed herewith or pursuant hereto or thereto), whether or not the transactions contemplated by this Agreement are consummated and whether or not any Indemnified Party is a formal party to any Proceeding; provided, however, that the Company and the Guarantor
                      --------  -------
          shall not be liable to any Indemnified Party for any Losses (i) resulting from a violation by such Indemnified Party of a legal restriction on its investment powers, (ii) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or review) that such Losses arose from the negligence or willful misconduct of such Indemnified Party and (iii) arising out of or based upon any untrue statement of a material fact furnished to the Company in writing by any Indemnified Party, or upon any omission of a material fact in such writing required to make the statements therein not misleading, and such writing is stated to be specifically for use in any registration statement, prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus. Subject to the provisions of the last sentence of Section 2.5.2, the Company and the Guarantor agree promptly to reimburse any Indemnified Party for all such Losses as they are incurred and disclosed to the Company in writing by such Indemnified Party. The obligations of the Company and the Guarantor to each Indemnified Party hereunder shall be separate obligations, and the liability of the Company and the Guarantor to any Indemnified Party hereunder shall not be extinguished solely because any other Indemnified Party is not entitled to indemnity hereunder.

          2.5.2.  Indemnification Procedures.
                  --------------------------

               If any proceeding shall be brought or asserted against any Indemnified Party in respect of which indemnity may be sought from the Company and the Guarantor hereunder, such Indemnified Party promptly shall notify the Company in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with the defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Company and the Guarantor of its obligations pursuant to this Agreement, except to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or review) that such failure shall have materially prejudiced the Company.

               Any such Indemnified Party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Company or the Guarantor have agreed to pay such fees and expenses; or (2) the Company or the Guarantor shall have failed promptly to assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such action, claim or proceeding; or (3) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such Indemnified Party and the Company or the Guarantor, and such Indemnified Party shall have been advised by counsel that an actual conflict of interest would likely arise or exist and such conflict would make it impossible for such counsel under professional rules of conduct applicable to it to continue such dual representation if such counsel were to represent such Indemnified Party and the Indemnifying Party (and in the case of any of (1), (2) or (3), if such Indemnified Party notifies the Company and the Guarantor in writing that it elects to employ separate counsel at the expense of the Company, the Company and the Guarantor shall not have the right to assume the defense thereof and the reasonable fees and expenses of such counsel shall be at the expense of the Company and the Guarantor), it being understood, however, that, the Company and the Guarantor shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by such Indemnified Parties. The Company and the Guarantor shall have the right to employ separate counsel in, and to participate in the defense of, any action or proceeding with respect to which it has no right to assume the defense, but the fees and expenses of such counsel shall be at the expense of the Company and the Guarantor. No Indemnified Party will be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The Company and the Guarantor shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance satisfactory to the Indemnified Party, from all liability in respect of such action, claim or proceeding for which such Indemnified Party would be entitled to indemnification hereunder (whether or not any Indemnified Party is a party thereto). All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such action or proceeding in a manner not inconsistent with this Section 2.5) shall be paid to the Indemnified Party, as incurred, upon written notice thereof to the Company; provided, that the Company and the Guarantor may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined by a court of competent jurisdiction (which determination is not subject to appeal or review) that such Indemnified Party is not entitled to indemnification hereunder.

     2.6. Contribution
          ------------

          2.6.1.  Indemnification Provisions Unenforceable.
                  ----------------------------------------

               If a claim by an Indemnified Party for indemnification under
          Section 2.5 is found unenforceable in a final judgment by a court of competent jurisdiction (not subject to further appeal or review) even though the express provisions hereof provide for indemnification in such case, then the Company and the Guarantor, in lieu of indemnifying such Indemnified Party, shall, jointly and severally, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company and the Guarantor, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantor, on the one hand, and any Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the Company, and the Guarantor on the one hand or such Indemnified Party on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding.

          2.6.2.  No Pro Rata Allocation.
                  ----------------------

               The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.6 were determined by pro
                                                                          ---
          rata allocation or by any other method of allocation that does not
          ----
          account for the equitable considerations referred to in Section 2.6.1 hereof. Notwithstanding the provisions of this Section 2.6, no Indemnified Party shall be required to contribute any amount in excess of the amount by which the price at which the Securities sold by such Indemnified Party and distributed to the public exceeds the amount of any damages that such Indemnified Party has otherwise been required to pay by reason of such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

          2.6.3.  Survival of Obligations.
                  -----------------------

               The obligations of the Company and the Guarantor under Section
          2.5 and this Section 2.6 shall survive the payment or prepayment of the Securities, at maturity, upon redemption or otherwise, any transfer of the Securities by you, and any termination of this Agreement or the other Documents.

     2.7. Further Actions
          ---------------

          During the period from the date hereof to the Closing Date, the Company and each of the Guarantor shall take all commercially reasonable actions necessary or appropriate to cause their representations and warranties contained in Section 5 hereof to be true and correct in all material respects as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of such date.

SECTION 3.  CLOSING CONDITIONS
            ------------------

     3.1. Conditions to Your Obligations
          ------------------------------

          Your obligation to purchase and pay for the Securities to be delivered to you at the Closing shall be subject to the satisfaction of the following conditions as of the Closing Date.

          3.1.1.  Opinions of Counsel
                  -------------------

               You shall have received the following opinions:

                    (a) a favorable opinion, dated the Closing Date and addressed to you, from (i) Gibson, Dunn & Crutcher, special counsel to the Company and the Guarantor, (ii) Barry Lieberman, Esq., General Counsel of the Company and the Guarantor, and (iii) McDonald Carano Wilson McCune Bergin Frankovich & Hicks, special counsel to the Company and the Guarantor, each in form and substance reasonably satisfactory to you and in each case, substantially in the respective forms set forth as Exhibit B, Exhibit C and Exhibit D hereto.

          3.1.2.  Officers' and Secretary's Certificates
                  --------------------------------------

               (a) The Purchasers shall have received a certificate, dated the Closing Date and in form and substance satisfactory to the Purchasers, signed on behalf of the Company and Coast Resorts by Michael J. Gaughan, Chairman and Chief Executive Officer, and Harlan D. Braaten, President and Chief Operating Officer, (i) confirming as of the Closing Date the satisfaction of the conditions set forth in Sections 3.1.4, 3.1.5, 3.1.8, 3.1.10, 3.1.11, 3.1.12 hereof.

               (b) The Purchasers shall have received (i) certificates of the Secretaries of the Company and the Guarantor, dated the Closing Date and in form and substance satisfactory to the Purchasers, certifying as true, accurate and complete, the by-laws, resolutions with respect to the transactions contemplated herein and incumbency of certain officers; and (ii) certified copy of Certificates of Articles of Incorporation issued as of a recent date by the Secretary of State of the state of incorporation of the Company and the Guarantor; and (iii) appropriate certificates of qualification to do business and of good standing, issued on a recent date by the Secretary of State of each jurisdiction, if any, in which the failure of the Company or the Guarantor, as the case may be, to be qualified to do business would have a Material Adverse Effect.

          3.1.3.  Issue of Securities
                  -------------------

               Simultaneously with the sale to each of you of the Securities to be purchased by such one of you at the Closing, the Company shall have issued and sold to the others of you and received payment for the Securities.

          3.1.4.  Representations and Warranties True; No Event of Default
                  --------------------------------------------------------

               The representations and warranties of each of the Company and the Guarantor contained herein and in each of the other Documents shall be true and correct at and as of the Closing Date, after giving effect to the transactions contemplated by this Agreement and the other Documents, as if made on and as of such date. There shall exist at and as of the Closing Date (after giving effect to the transactions contemplated by this Agreement and the other Documents) no Default or Event of Default.

          3.1.5.  Compliance with Agreements
                  --------------------------

               Each of the Company and the Guarantor shall have performed and complied with all agreements, covenants and conditions contained herein that are required to be performed or complied with by the Company or the Guarantor, as applicable, on or before the Closing Date.

          3.1.6.  Your Purchase Permitted by Applicable Laws; Legal Investment
                  ------------------------------------------------------------

               Your purchase of and payment for the Securities to be purchased by you (a) shall not be prohibited by any law or governmental regulation, release, interpretation or opinion (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), (b) shall not subject you to any penalty or other materially onerous condition under or pursuant to any applicable law or governmental regulation, and (c) shall be permitted by the laws and regulations of the jurisdictions to which you are subject. The Company or the Guarantor shall have delivered to you factual certificates or other evidence as you shall reasonably request, in form and substance reasonably satisfactory to you, to enable you to establish compliance with this condition. The Placement Agent shall have delivered to you a copy of a letter or letters, addressed to the Company and the Guarantor, in form and substance reasonably satisfactory to you, confirming certain matters set forth in Section 5.19.2.

          3.1.7.  The Indenture
                  -------------

               The Company, the Guarantor and Firstar Bank of Minnesota, N.A., as trustee for the benefit of the holders of the Notes (the "Trustee"), shall have duly entered into the Indenture, and you shall have received counterparts, conformed as executed, of the Indenture.

          3.1.8.  Consents and Permits
                  --------------------

               The Company and the Guarantor shall have received all consents, permits and other authorizations, and made all such filings and declarations, as may be required by them to consummate the transaction pursuant to any law, statute, regulation or rule (Federal, state, local and foreign), contemplated by this Agreement and the other Documents, including the issuance and sale of the Securities to the Purchasers, and pursuant to all other material agreements, orders and decrees to which any of them is a party or to which any of them is subject, in connection with the transactions to be consummated on or prior to the Closing Date contemplated by this Agreement and the other Documents.

          3.1.9.  Proceedings Satisfactory
                  ------------------------

               All corporate proceedings taken in connection with the sale of the Securities and all documents relating thereto, shall be reasonably satisfactory in form and substance to you. You and Ropes & Gray shall have received copies of such documents as you or they may reasonably request in connection with the Closing, or as a basis for the Closing opinions, all in form and substance reasonably satisfactory to you and them. Each Document shall be reasonably satisfactory in form and substance to you.

          3.1.10.  No Material Adverse Change
                   --------------------------

               There shall not have occurred any Material Adverse Change in the operations, business, properties, financial condition or results of operations of the Company, the Guarantor and their subsidiaries, taken as a whole, subsequent to the date of the Placement Memorandum.

          3.1.11.  No Material Judgment or Order
                   -----------------------------

               There shall not be on the Closing Date any judgment or order of a court of competent jurisdiction or any ruling of any agency of the Federal, state or local government that, in the reasonable judgment of you or your special counsel, would prohibit the sale or issuance of the Securities hereunder or subject the Company or the Guarantor to any material penalty if the Securities were to be issued and sold hereunder.

          3.1.12.  Execution and Delivery of Documents
                   -----------------------------------

               The Documents shall have been executed and delivered by all parties thereto and be in full force and effect and all conditions precedent to the consummation of the transactions contemplated by the Documents shall have been satisfied and each of the Purchasers shall have received a fully-executed original of each Document, other than the Deed of Trust (as defined in the Indenture), in which case the Purchasers shall be supplied a copy of such Deed of Trust.

          3.1.13.  Security Documents, etc.
                   ------------------------

               (a) The Trustee shall have received (i) a certificate of insurance demonstrating insurance coverage of types, in amounts, with insurers and with other terms required by the terms of the Documents,
          (ii) executed copies of each UCC-1 financing statement signed by the Company and the Guarantor, naming the Trustee as secured party and filed in such jurisdictions as the Purchasers may reasonably require, and (iii) to the extent required by the Documents, the original stock certificates, promissory notes and other instruments pledged to the Trustee pursuant to the Documents, together with undated stock powers or endorsements duly executed in blank connection therewith.

               (b) All documents and agreements shall have been filed, and other actions shall have been taken, as may be required to perfect the Security Interests of the Trustee in the Collateral of the Company and the Guarantor, and to accord the Trustee the priorities over other creditors of either of the Company or the Guarantor as contemplated by the Placement Memorandum and the Documents.

               (c) The Trustee shall have received irrevocable commitments for title insurance from National Title Company, in a form and substance reasonably satisfactory to the Initial Purchasers, subject only to Liens permitted under the Indenture, for the title insurance for each of the properties listed on Schedule 3.1.13 hereto.

               (d) Counsel for the Purchasers shall have been furnished with such documents as are necessary to confirm that there are no liens against any of the personal or real property of the Company or the Guarantor unless such liens are permitted under the Indenture or have otherwise been approved by the Purchasers.

          3.1.14.  Counsel Fees
                   ------------

               All reasonable fees and related charges and disbursements of Ropes & Gray, special counsel to the Purchasers, to the extent reimbursable hereunder and invoiced on or before two business days prior to the Closing Date, shall have been paid in full by the Company.

     3.2. Conditions to the Obligations of the Company and the Guarantor
          --------------------------------------------------------------

          The obligations of the Company and the Guarantor to sell the Securities to be delivered to you at the Closing shall be subject to the satisfaction of the following conditions:

          3.2.1.  Sale of Securities
                  ------------------

               The Purchasers shall have delivered payment to the Company, in respect of the several purchases of the Securities, in an aggregate amount of $16,800,000.

          3.2.2.  Purchasers' Representations and Warranties
                  ------------------------------------------

               Each Purchaser's payment of the purchase price for the Securities purchased by him or it at the Closing shall constitute a certification by that Purchaser that all of its representations and warranties made herein and in the other Documents shall be true and correct in all material respects at and as of the Closing Date, after giving effect to the transactions contemplated by this Agreement and the other Documents, as if made at and as of such date.

          3.2.3.  No Material Judgment or Order
                  -----------------------------

               There shall not be on the Closing Date any judgment or order of a court of competent jurisdiction or any ruling of any agency of the Federal, state or local government that, in the reasonable judgment of the Company and the Guarantor, would prohibit the sale or issuance of the Securities hereunder or subject the Company or the Guarantor to any material penalty if the Securities were to be issued and sold hereunder.

          3.2.4.  The Sale by the Company Permitted by Applicable Laws
                  ----------------------------------------------------

               The sale by the Company and your payment for the Securities to be purchased by you (a) shall not be prohibited by any applicable law or governmental regulation, release, interpretation or opinion (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), (b) shall not subject the Company or the Guarantor to any penalty under or pursuant to any applicable law or governmental regulation, and (c) shall be permitted by the laws and regulations of the jurisdictions to which the Company or the Guarantor is subject.

          3.2.5.  Consents and Permits
                  --------------------

               Each Purchaser shall have received all consents, permits and other authorizations, and made all such filings and declarations, as may be required pursuant to any law, statute, regulation or rule (Federal, state, local and foreign), contemplated by this Agreement and the other Documents, including the purchase of the Securities by such Purchaser, and pursuant to all other agreements, orders and decrees to which such Purchaser is a party or to which such Purchaser is subject, in connection with the transactions to be consummated on or prior to the Closing Date contemplated by this Agreement and the other Documents.

SECTION 4.  PURCHASERS' RIGHTS
            ------------------

     4.1. Delivery Expenses
          -----------------

          If a holder of a Privately Outstanding Security surrenders such Security to the Company or the Trustee for substitution, replacement or exchange, the Company will pay the cost of delivering to and from such holder's home office (or to and from the office of such holder's designee(s)) and the office of the Company or the Trustee, as the case may be, insured to such holder's satisfaction, the surrendered Security and each Security issued in substitution, replacement or exchange therefor.

     4.2. Issue Taxes
          -----------

          The Company shall pay all stamp, transfer and other similar taxes and governmental fees in connection with (a) the issuance, sale, delivery or transfer by the Company to the Purchasers of the Privately Outstanding Securities, (b) the execution and delivery of the Documents, and (c) any modification of the Documents. The Company and the Guarantor will hold each holder of Privately Outstanding Securities harmless, without limitation as to time, against any and all liabilities with respect to all such taxes and fees. The obligations of the Company and the Guarantor under this Section 4.2 shall survive the payment or prepayment of the Securities, at maturity, upon redemption or otherwise, any transfer of the Securities by the holder thereof, and the termination of this Agreement.

     4.3. Direct Payment
          --------------

          The Company shall instruct the Trustee to pay or cause to be paid all interest payments with respect to any Privately Outstanding Security held by each of the Purchasers (if the registered holder) or the registered nominee(s) thereof (without any presentment of such Privately Outstanding Security and without any notation of such payment being made thereon) by crediting such amount, before 12:00 Noon, New York time, on the date such amount is payable, by Federal funds bank wire transfer in same day available funds, to the registered holder's account in any bank in the United States of America as may be designated by such holder or such nominee(s), as the case may be, not less than two Business Days prior to such payment. The initial bank account for this purpose of each of the Purchasers is set forth on the signature page hereof. Each registered holder of the Securities is solely responsible for advising the Company of any changes in its designated bank account and the Company shall not have any responsibility for delays in transfers because of any registered holder's failure to advise the Company of any such change. Each of the Purchasers agrees, before any sale, transfer or other disposition of any Security that is a Privately Outstanding Security, to make a notation thereon, or submit the same to the Trustee under the Indenture for notation thereon, of the date to which interest has been paid thereon and the amount of all redemption payments previously made in respect thereof.

     4.4. Inspection
          ----------

          So long as any of the Purchasers shall hold Privately Outstanding Securities in an aggregate principal amount of at least $5 million, the Company will permit any person designated by any of the Purchasers in writing and reasonably acceptable to the Company, at such designating Purchaser's expense, upon reasonable notice during normal business hours, to visit and inspect any of the properties, the corporate books or financial records of the Company, and to discuss their affairs, finances and accounts with the principal officers of the Company and (with notice to the Company) their independent public accountants, all at such reasonable times and as often as such Purchaser may reasonably request. Each such Purchaser agrees that any information obtained by them as a result of such visits, inspections and discussions or pursuant to this Agreement shall be confidential and shall be kept confidential by such Purchaser, unless (i) disclosure of such information is required by court or administrative order, provided that prior to disclosing any confidential information pursuant to this clause, such Purchaser agrees to provide notice to the Company and to cooperate with the Company if the Company reasonably determines to contest such disclosure, (ii) disclosure of such information is required by law, provided that prior to disclosing any confidential information pursuant to this clause, such Purchaser agrees to provide notice to the Company and to cooperate with the Company if the Company reasonably determines to contest such disclosure, (iii) such information becomes available to the public other than as a result of a disclosure or failure to safeguard by such Purchaser, or (iv) such information becomes available to such Purchaser from a source other than the Company, which source is not, to its knowledge, subject to a confidentiality agreement with, or duty of confidentiality to, the Company.

     4.5. Financial Statements
          --------------------

          4.5.1.  Delivery
                  --------

               The Company will deliver or cause the Trustee to deliver to each holder of record of Privately Outstanding Securities the SEC Reports (as defined in the Indenture) described by Section 4.3 of the Indenture in the time periods and manner prescribed therein.

          4.5.2.  Additional Information
                  ----------------------

               The Company shall, from time to time, deliver such additional information regarding the financial position or business of the Company as the holders of a majority of the outstanding principal amount of Notes that are Privately Outstanding Securities may reasonably request, subject in each case to the confidentiality provisions set forth in Section 4.4 hereof.

     4.6. Usury Laws.
          ----------

          The Company and the Guarantor agrees not to insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of any usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of the Indenture.

     4.7. Gaming Control Board
          --------------------

          The Company and the Guarantor shall timely file all reports with the Nevada State Gaming Control Board pursuant to Nevada Gaming Commission Regulation 8.130 in respect to the sale of the Notes and receipt of the proceeds therefrom.

SECTION 5.  REPRESENTATIONS AND WARRANTIES
            ------------------------------

     The Company and the Guarantor, jointly and severally, represent and warrant to each of you as follows:

     5.1. Organization, Standing and Qualification
          ----------------------------------------

          5.1.1.  Organization; Standing
                  ----------------------

               Each of the Company and the Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation; has all requisite corporate power and authority to own or lease, and operate its respective properties and assets, and to carry on its respective businesses as now conducted and as proposed to be conducted; and is duly qualified or licensed to do business and is in good standing as a foreign corporation in all jurisdictions in which it owns or leases property or in which the conduct of its respective businesses requires it so to qualify or be licensed, except where the failure so to qualify would not, singly or in the aggregate, have a Material Adverse Effect.

          5.1.2.  Authority
                  ---------

               Each of the Company and the Guarantor has all requisite corporate power and authority to enter into and perform all of its respective obligations under this Agreement and the other Documents to which it is a party, to issue, sell and deliver the Securities to be issued by it, and to carry out the transactions contemplated by this Agreement or any other Document.

          5.1.3.  Subsidiaries
                  ------------

               As of the Closing, the Company will have no direct or indirect subsidiaries. The Company does not own, directly or indirectly, any Capital Stock of any other Person. Except for the Capital Stock of the Company and Coast West, Coast Resorts does not own, directly or indirectly, any of the Capital Stock or other equity interest in any other Person.

          5.1.4.  Stock
                  -----

               All of the issued and outstanding shares of Capital Stock of the Company and the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable and were not issued in violation of any preemptive or similar rights, and all of the shares of Capital Stock of each of the Company and Coast West are owned directly by Coast Resorts. All of the shares of Capital Stock of Coast Resorts are owned directly by the Persons set forth on Schedule
          5.1.4 hereto. All shares of Capital Stock of the Company are fully paid and nonassessable, and are owned free and clear of any Liens other than Permitted Liens. Except as disclosed in the Exchange Act Reports, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or the Guarantor.

     5.2. Capitalization
          --------------

          The total authorized Capital Stock of the Company on the Closing Date will consist of 25,000 shares of Common Stock, 1,000 shares of which will be issued and outstanding. The total authorized Capital Stock of Coast West on the Closing Date will consist of 25,000 shares of common stock, 1,010 of which will be issued and outstanding. On the Closing Date, each respective share of the Company's and Coast West's Capital Stock that is issued and outstanding will have been duly authorized and validly issued, and will be fully paid and nonassessable. There are no outstanding (i) securities convertible into or exchangeable for any Capital Stock of the Company or Coast West, (ii) options, warrants or other rights to purchase or subscribe to Capital Stock of the Company or Coast West, or securities convertible into or exchangeable for Capital Stock of the Company or Coast West, (iii) contracts, commitments, agreements, understandings, arrangements, calls or claims of any kind relating to the issuance of any Capital Stock of the Company or the Coast West, any such convertible or exchangeable securities or any such options, warrants or rights or (iv) any voting trust, agreement, contract, commitment, understanding or arrangement with respect to the voting of any Capital Stock of the Company or Coast West.

     5.3. Authorization of Agreement and Other Documents
          ----------------------------------------------

          Each of the Company and the Guarantor has taken all corporate actions necessary to authorize it to enter into and perform its respective obligations under each of this Agreement and the other Documents to which it is a party and to consummate the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities). This Agreement is, and, as of the Closing Date (assuming payment of the purchase price for the Securities by the Purchasers), each of the Documents to which the Company or the Guarantor is a party will be, a legal, valid and binding obligation of the Company or the Guarantor, as the case may be, enforceable against the Company or the Guarantor, as the case may be, in accordance with its terms, except as such enforcement may be subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws now or hereafter affecting creditors' rights and remedies generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

     5.4. No Violation
          ------------

          5.4.1.  Existing Violations
                  -------------------

               Neither the Company nor the Guarantor is (i) in violation of its respective Charter Documents or (ii) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any indenture, mortgage, deed of trust or any other agreement or instrument to which any of them is a party other than such defaults that could not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          5.4.2.  Execution of Agreement
                  ----------------------

               Neither the execution or delivery by the Company or the Guarantor of this Agreement or the other Documents to which any of them is a party, the issuance, sale or delivery of the Securities, the performance by the Company or the Guarantor of any of their obligations pursuant to this Agreement and the other Documents, nor the consummation of the transactions contemplated hereby or thereby will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, require the consent of any Person (other than consents already obtained) under, or result in the imposition of a Lien (other than Liens permitted under the Indenture) on any properties of the Company or of the Guarantor or an acceleration of indebtedness or other obligation pursuant to, (i) the Charter Documents of the Company or the Guarantor, (ii) any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or the Guarantor is a party or by which either of them is bound or to which any of the property or assets of the Company or the Guarantor is subject, or (iii) any Applicable Law, except in any case where such violation, default, breach or conflict, or the absence of such consent or the creation of such Lien, would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     5.5. Use of Proceeds
          ---------------

          The net proceeds from the sale of the Securities shall be used by the Company for working capital purposes.

     5.6. No Default
          ----------

          Were the Indenture in effect as of the date hereof, after giving effect to the transactions contemplated hereby, including application of proceeds from the sale of the Securities, there would be no Default or Event of Default thereunder or breach thereof.

     5.7. Financial Statements
          --------------------

          5.7.1.  Fair Presentation
                  -----------------

               The historical financial statements of the Company and the Guarantor, together with the notes thereto, set forth in the Exchange Act Reports comply as to form with the requirements applicable to financial statements required to be included in registration statements on Form S-1 under the Securities Act and present fairly the financial position, results of operations and cash flows of the Company and the Guarantor at the respective dates and for the respective periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented except as stated therein. The financial and statistical information and data included in the section entitled "Selected Financial Data and Discussion" in the Placement Memorandum are accurately presented and prepared on a basis consistent with the relevant financial statements and the books and records of the Company and the Guarantor, as applicable.

          5.7.2.  Projections
                  -----------

               The projections (the "Projections") contained in the section of the Placement Memorandum entitled "Projected Financial Information" and in the Appendix to the Placement Memorandum entitled "Projections" have been prepared on the basis of assumptions that were and are reasonably believed by the Company to be reasonable as of the date such projections were prepared, in light of the historical financial performance of the Company and of current and reasonably foreseeable business conditions, it being recognized, however, that estimates, assumptions, forecasts and projections as to future events may not prove to be correct, that actual future financial performance will vary from that projected, and may vary materially, and that nothing contained in this subparagraph shall be construed as a warranty or guarantee of future financial performance.

          5.7.3.  No Material Adverse Change
                  --------------------------

               Since June 30, 1997, there has been no material adverse change in the properties, business, operations, earnings, assets, liabilities, or financial condition of the Company or the Guarantor from that set forth in the Placement Memorandum.

          5.7.4.  Liabilities
                  -----------

               On a consolidated basis, the Company and the Guarantor have no material liability or obligation (absolute, accrued, contingent or otherwise), except (i) liabilities reflected in the Placement Memorandum or in the Exchange Act Reports, (ii) other liabilities incurred in the ordinary course of business, consistent with past practices (and in any case not in excess of $250,000), since the date of said Placement Memorandum, (iii) as set forth in Schedule 5.7.4 hereto as previously delivered and (iv) liabilities reflected on the balance sheet attached hereto. On a consolidated basis, the Company and the Guarantor have no material forward or material, long-term commitments or material unrealized losses or anticipated losses from any unfavorable commitments, except as reflected in the Placement Memorandum, the balance sheet included in the Exchange Act Reports and as set forth in Schedule 5.7.4 hereto as previously delivered.

     5.8. Accounting Controls, etc.
          -------------------------

          The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     5.9. Full Disclosure
          ---------------

          5.9.1.  No Untrue Statement
                  -------------------

             Except for the 1996 Analysts' Report contained in the Appendix to the Placement Memorandum, or as reflected in the Placement Memorandum, none of the Placement Memorandum or any of the other Documents contained as of its respective date, or would now contain were the information contained therein made available to you as of the date of this Agreement (other than with respect to additional or updated information referred to in this Section 5 and certain changes to the terms of the Indenture from the terms set forth in the Placement Memorandum), any untrue statement of a material fact or as of such date omitted, or now omits, to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

          5.9.2.  Projections
                  -----------

             The projections contained in the Placement Memorandum have been prepared by the management of the Company and are based on the good faith estimates and assumptions of the management of the Company, and the Company has no reason to believe that such estimates and assumptions are not reasonable, it being understood that the projections set forth in the Placement Memorandum are not guarantees of results and that actual results will vary from the projections and such variations may be material.

     5.10.  Litigation
            ----------

          5.10.1.  No Material Proceedings
                   -----------------------

             Except as disclosed in the Company's Exchange Act Reports or the Placement Memorandum, there is no Proceeding against or affecting the Company or the Guarantor or any of their properties or assets except for such Proceedings that, if finally determined adversely to the Company or the Guarantor, would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

          5.10.2.  No Material Judgments
                   ---------------------

             Neither the Company nor the Guarantor is subject to any judgment, order, decree, rule or regulation of any court, governmental authority or arbitration board or tribunal that would, singly or in the aggregate, have a Material Adverse Effect.

     5.11.  Taxes
            -----

          All tax returns required to be filed by the Company or the Guarantor in any jurisdiction (including foreign jurisdictions) have been timely so filed, and all material taxes, assessments, fees and other charges (including, without limitation, withholding taxes, penalties, and interest) due or claimed to be due from the Company or the Guarantor that are due and payable have been paid, other than those (i) being contested in good faith and for which an adequate reserve or accrual has been established or (ii) those currently payable without penalty or interest and for which an adequate reserve or accrual has been established or extensions duly filed. The Company and the Guarantor know of no actual or proposed additional tax assessments for any fiscal period against the Company or the Guarantor that would, singly or in the aggregate, have a Material Adverse Effect. Neither the Company's nor the Guarantor's income or franchise tax returns are under audit and no waivers of the statute of limitations or extensions of time with respect to any tax returns have been granted by the Company or the Guarantor.

     5.12.  Labor
            -----

          There is (i) no unfair labor practice complaint pending against the Company or any Guarantor nor, to the knowledge of each of the Company and the Guarantor, threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any Guarantor, or, to the knowledge of each of the Company and the Guarantor, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Company or any Guarantor nor, to the knowledge of each of the Company and the Guarantor, threatened against the Company or the Guarantor and (iii) no union organizing activity occurring to the knowledge of each of the Company and the Guarantor, and no outstanding demand for recognition existing with respect to the employees of the Company or the Guarantor, nor any petition for an election which has been filed with the National Labor Relations Board to the knowledge of each of the Company and the Guarantor.

     5.13.  ERISA
            -----

          The execution and delivery of this Agreement, the other Documents and the sale of the Securities to be purchased by you will not, to the Company's and the Guarantor's knowledge, involve any "prohibited transaction." To the Company's and the Guarantor's knowledge, none of the Company, the Guarantor or any of their ERISA Affiliates is a "party in interest" or a "disqualified person" except as to those employee benefit plans set forth on Schedule 2.3.3. To the Company's and the Guarantor's knowledge no condition exists or event or transaction has occurred in connection with any "employee benefit plan" maintained or contributed to by the Company or the Guarantor or any ERISA Affiliate of the Company or the Guarantor (any plan being herein referred to as the "Pension Plan") that could result in the Company or the Guarantor or any such ERISA Affiliate incurring any liability, fine or penalty which would, singly or in the aggregate, have a Material Adverse Effect. The Company and the Guarantor maintain no pension plans subject to Title IV of ERISA.

     5.14.  Compliance with Laws
            --------------------

          Neither the Company nor the Guarantor is in violation of any Applicable Law, except such violations are not reasonably expected to have, singly or in the aggregate, a Material Adverse Effect. Neither the Company nor the Guarantor has failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership or operation of its respective properties or the conduct of its respective business as currently conducted, except such failures as would not be reasonably expected to have, singly or in the aggregate, a Material Adverse Effect.

     5.15.  Governmental Consents
            ---------------------

          No consent, approval or authorization of, or filing, registration or qualification with, any governmental or regulatory authority or body is required in connection with or as a condition to the execution and delivery of this Agreement or any of the other Documents or the consummation of transactions contemplated hereby or thereby (including, without limitation, the offer, issuance, sale or delivery of the Securities at the Closing), except for (i) approval of the Nevada State Gaming Control Board required to be obtained under the Stock Pledge and Security Agreement dated as of the date hereof executed by the Guarantor in favor of the Trustee, (ii) such consents, approvals, authorizations, filings, registrations or qualifications as have been made or obtained on or before the Closing Date (and copies of which will be delivered to you upon your request) or are not required to be made or obtained prior to the Closing Date, and (iii) except to the extent that the failure to obtain any such consents, approvals, authorizations or qualifications or to make any such filings or registrations is not reasonably expected to have singly or in the aggregate, a Material Adverse Effect.

     5.16.  Permits, etc.
            -------------

          Each of the Company and the Guarantor has such permits, licenses, franchises, certificates, consents, orders and authorizations (collectively, the "Permits") of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Placement Memorandum except where the failure to have such Permits would not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect ("Material Permits"). All Material Permits are in full force and effect, and each of the Company and the Guarantor has fulfilled and performed all of its material obligations with respect to Material Permits. No event has occurred which allows, or after notice or lapse of time would allow, revocation or termination by the issuer thereof or which results in any other material impairment of the rights of the holder of any Material Permits. The Company and the Guarantor have no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Material Permit.

     5.17.  No Violation of Regulations of Board of Governors of Federal Reserve
            --------------------------------------------------------------------
System
------

          None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) shall violate or result in a violation by the Company or the Guarantor of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System. No part of the proceeds of the sale of the Securities will be used directly or indirectly for the purpose of purchasing or carrying any margin securities within the meaning of Regulation G.

     5.18.  Environmental Matters
            ---------------------

          Each of the Company and the Guarantor is aware of the potential effect of Environmental Laws (as defined below) and the disposal of hazardous or toxic substances, wastes, pollutants and contaminants on the business, assets, operations and properties of the Company and the Guarantor and identified and evaluated associated estimated costs and estimated liabilities (including, without limitation, all estimated material capital and operating expenditures required for clean-up, closure of properties and compliance with Environmental Laws, all permits, licenses and approvals, all related material constraints on operating activities, and potential liabilities to third parties.) On the basis of such reviews, each of the Company and the Guarantor believes that such associated estimated costs and liabilities are not reasonably expected to have a Material

     Adverse Effect, either individually or in the aggregate. None of the Company or the Guarantor (i) has violated any environmental, safety or similar law or regulation applicable to it or its business or property relating to the protection of human health and safety, the environmental or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) lacks any permit, license or other approval required of it under applicable Environmental Laws or (iii) is or will be violating any term or condition of such permit, license or approval, which in the case of clauses (i), (ii) or (iii), is reasonably expected to either individually or in the aggregate, have a Material Adverse Effect.

     5.19.  Private Offering
            ----------------

          5.19.1.  Sale Exempt
                   -----------

             Based in part on representations made by the Purchasers and upon the letter dated this date by BTM Capital Corporation to the Purchasers, and assuming the correctness of such representations and that there has been no general solicitation by the Purchasers, the sale of the Securities hereunder is exempt from the registration and prospectus delivery requirements of the Securities Act and it is not necessary in connection with the sale of the Securities to the Purchasers in accordance herewith to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

          5.19.2.  No General Solicitation
                   -----------------------

             In the case of each offer or sale of the Securities, no form of general solicitation or general advertising was used by the Company, the Guarantor or any of their respective officers, directors or employees including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees had been invited by any general solicitation or general advertising. No offers were made by the Company or the Guarantor or any of their respective officers, directors or employees other than to persons whom the offeror reasonably believed to be accredited investors or sophisticated purchasers as those terms have been construed under Section 4(2) of the Securities Act or to Qualified Institutional Buyers within the meaning of Rule 144A under the Securities Act. The Purchasers are the sole purchasers of the Securities. No securities of the same class as any of the Securities have been issued and sold by the Company within the six-month period immediately prior to the date hereof. The Company and the Guarantor agree that none of them nor anyone acting on any of their behalf, will, with the Company's or the Guarantor's knowledge, offer any Securities so as to bring the issuance and sale of any of the Securities within the registration requirements of
          Section 5 of the Securities Act
          nor offer any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, or otherwise approach or negotiate with respect thereto with anyone if the sale of any of the Securities and any such securities could be integrated as a single offering for purposes of the Securities Act.

     5.20.  Governmental Regulations
            ------------------------

          Neither the Company nor the Guarantor is subject to regulation, or will become subject to regulation upon the consummation of the transactions contemplated by this Agreement or any of the other Documents, under the Investment Company Act of 1940, as amended, or any Federal or state statute or regulation limiting its ability to incur or assume indebtedness for borrowed money or consummate the transactions contemplated hereby.

     5.21.  Patents, Trademarks, etc.
            -------------------------

          Each of the Company and the Guarantor owns, or is licensed under, and has the right to use, all material patents, trademarks, trade names, copyrights, technology, know-how and processes (collectively, "Intellectual Property") necessary for the conduct of its business as set forth in the Placement Memorandum. The consummation of the transactions contemplated by this Agreement and the other Documents will not alter or impair any such rights, except to the extent that any such alterations or impairments would not, singly or in the aggregate, have a Material Adverse Effect. No claims have been asserted by any person to the use of any Intellectual Property or challenging or questioning the validity or effectiveness of any license or agreement related thereto and to the knowledge of the Company and the Guarantor the use of such Intellectual Property by the Company and the Guarantor does not infringe on the rights of any person, except to the extent that any such claims or infringements would not, singly or in the aggregate, have a Material Adverse Effect.

     5.22.  Title to and Condition of Properties
            ------------------------------------

          Each of the Company and the Guarantor has good and marketable title to all the real or personal properties and other assets (tangible, intangible or mixed) it purports to own, free and clear of all Liens, except for Liens permitted under the Indenture. To the Company's knowledge, all leases and other agreements to which the Company or the Guarantor is a party are valid and binding and in full force and effect, and each of the Company and the Guarantor, as the case may be, enjoys peaceful and undisturbed possession under all leases to which it is a party as lessee. No default has occurred or is continuing under such leases and other agreements, and no consent need be obtained (other than consents that will be obtained prior to the Closing Date), from any Person in respect of any such lease or agreement in connection with the transactions contemplated by this Agreement and the other Documents, except to the extent that any such defaults, or the failure to obtain any such consents, could not, singly or in the aggregate, have a Material Adverse Effect. The properties used or useful to the conduct of the business of the Company and the Guarantor are in good repair and working order, except to such extent as could not, singly or in the aggregate, have a Material Adverse Effect. The Company and the Guarantor maintain with reputable insurers such insurance as may be required by law and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated (which may include self-insurance in the same form as is customarily maintained by companies similarly situated).

     5.23.  Real Estate
            -----------

          As of the date hereof, the Company or the Guarantor hold fee and leasehold interests, as the case may be, in all the real property set forth in the Exchange Act Reports. No material real property leasehold interest held by the Company or the Guarantor on the date hereof is omitted from such reports and, except as set forth in such reports, no such fee or leasehold interest is encumbered by a mortgage or deed of trust, except as permitted by the Indenture.

     5.24.  Survival of Indemnification and Contribution and Representations and
            --------------------------------------------------------------------
     Warranties
     ----------

          All of the representations and warranties of the Company and the Guarantor in this Agreement and the other Documents and in any other document, financial statement or other instrument or certificate delivered to you by or on behalf of the Company or the Guarantor in connection with this Agreement and the Documents and the transactions contemplated hereby and thereby shall be deemed to constitute representations and warranties hereunder and shall be true in all material respects at and as of the Closing Date (unless specifically relating to a different date), after giving effect to the transactions contemplated hereby.

          All of the obligations to indemnify you and contribute to your losses contained in this Agreement and the other Documents and in any other document, financial statement or other instrument or certificate delivered to you by or on behalf of the Company or the Guarantor in connection with this Agreement and the Documents and the transactions contemplated hereby and thereby and all of the representations and warranties of the Company and the Guarantor shall survive the execution and delivery of this Agreement and the other Documents, any investigation by you and the issuance of the Securities.

SECTION 6.  MISCELLANEOUS
            -------------

     6.1. Notices
          -------

          Prior to the Closing, and thereafter with respect to matters pertaining to this Agreement only, all notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex, or facsimile:

             (a) if to you, at your address set forth below your signature on the signature page hereto with a copy to Ropes & Gray, One International Place, Boston, Massachusetts 02110, Attention: Robert
          L. Nutt, Esq; and

             (b) if to the Company or the Guarantor, at its address set forth on the first page of this Agreement with a copy to Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, Los Angeles, California 90071-3197, Attention: Karen Bertero, Esq. and Joerg Esdorn, Esq.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being timely delivered to a next-day air courier; five business days after being deposited in the mail, postage prepaid, if mailed; and when answered back if telexed.

          From and after the Closing, the foregoing notice provisions shall be superseded by the notice provisions of the Document under which notice is given.

     6.2. Successors and Assigns
          ----------------------

          This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, and to the extent set forth in Sections 2.5 and 2.6 hereof, the Indemnified Parties and their respective heirs, personal representatives, successors and assigns and no other persons shall acquire or have any right under or by virtue of this Agreement.

     6.3. Amendment and Waiver
          --------------------

          Prior to the Closing Date, this Agreement and the other Documents may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by you, the Company and the Guarantor. Thereafter, this Agreement may only be amended, and such waivers be given, with the consent of the holders of a majority of the then outstanding aggregate principal amount of the outstanding Notes (other than Notes owned or acquired by the Company or its Affiliates).

     6.4. Counterparts
          ------------

          This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     6.5. Headings
          --------

          The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     6.6. Governing Law
          -------------

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD REQUIRE THE APPLICATION OF ANY OTHER LAW. THE COMPANY AND THE GUARANTOR HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PURCHASER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

     6.7. Entire Agreement
          ----------------

          This Agreement, together with the other Documents and the Securities are intended by the parties as a final expression of their agreement and intended to, be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the other Documents and the Securities, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     6.8. Severability
          ------------

          If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Agreement and return such counterpart to the Company whereupon this Agreement will become binding between us in accordance with its terms.

                              Very truly yours,

                              COAST HOTELS AND CASINOS, INC.


                              By:  /s/  Harlan D. Braaten
                                 ------------------------
                                  Name:  Harlan D. Braaten
                                  Title:  President & COO

                              COAST RESORTS, INC.


                              By:  /s/  Harlan D. Braaten
                                 ------------------------
                                  Name:  Harlan D. Braaten
                                  Title:  President & COO

                          PURCHASE AGREEMENT SIGNATURE



Accepted and Agreed as of
the date first above written

Each of

     Putnam Income Fund
     Putnam High Yield Advantage Fund
     Putnam Diversified Income Trust
     Putnam High Income Convertible and Bond Fund


     By:  /s/  Paul M. O'Neal
        --------------------------
        Title:  Vice President

The Putnam Advisory Company Inc. on behalf of:

     Putnam CBO I Limited
     Putnam CBO II Limited
     Strategic Global Fund:  High Yield Fixed Income (Putnam) Fund


     By: /s/  Paul M. O'Neal
        -------------------------
        Title:  Vice President

                                                                       EXHIBIT A
                                                                       ---------

                               Form of Indenture
                               -----------------

                                                                       EXHIBIT B
                                                                       ---------

                 Form of Opinion of Gibson, Dunn & Crutcher LLP
                 ----------------------------------------------

                                                                       EXHIBIT C
                                                                       ---------

                    Form of Opinion of Barry Lieberman, Esq.
                    ----------------------------------------

                                                                       EXHIBIT D
                                                                       ---------

                   Form of Opinion of McDonald Carano Wilson
                   -----------------------------------------
                        McCune Bergin Frankovich & Hicks
                        --------------------------------
                                                                  Schedule 2.2.1

Putnam Income Fund                                $  200,000
Putnam High Yield Advantage Fund                  $4,000,000
Putnam Diversified Income Trust                   $2,000,000
Putnam High Income Convertible and Bond Fund      $  200,000


Putnam CBO I Limited                              $4,000,000
Putnam CBO II Limited                             $6,000,000
Strategic Global Fund:  High Yield

                                      -41-